UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2002

Lithia Motors, Inc.

(Exact Name of Registrant as specified in its charter)

Oregon	0-21789	93-0572810

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s telephone number including area code: 541-776-6868

(Former name or former address, if changed since last report): Not applicable

Item 7. Financial Statements and Exhibits

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

The following Exhibit is filed or furnished as part of this Report to the extent described in Item 9.

(99) Press Release dated February 20, 2002

Item 9. Regulation FD Disclosure.

         On February 20, 2002, Lithia Motors, Inc. issued a press release announcing financial results for the year and quarter ended December 31, 2001. All of the information in the press release, appearing in Exhibit 99, is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIA MOTORS, INC. (Registrant)

	By:	/s/ Kenneth E. Roberts

Date: February 20, 2002		Kenneth E. Roberts Assistant Secretary

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